Prepayments and other current assets, net (Tables)	9 Months Ended
Mar. 31, 2024
Prepayments And Other Current Assets Net
Schedule of prepayments and other current assets

	March 31, 2024	June 30, 2023
Advance to suppliers	$756,107	$1,668,173
Prepaid income taxes	31,496	45,718
Prepaid expenses and other receivables	1,093,638	1,393,433
Less: Allowance for credit losses	(249,128)	(249,128)

Total	$1,632,113	$2,858,196